EXHIBIT 10.5

FIRST AMENDMENT
FIRST AMENDMENT, dated as of October 23, 2015 (this “Amendment”), to the Credit Agreement, dated as of April 10, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Borrower”), (ii) the several banks and other financial institutions from time to time parties thereto (the “Lenders”), (iii) BANK OF AMERICA, N.A., as Syndication Agent (the “Syndication Agent”), (iv) BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK N.A., DEUTSCHE BANK SECURITIES INC., ROYAL BANK OF CANADA and SUMITOMO MITSUI BANKING CORPORATION, as Documentation Agents (each in such capacity, a “Documentation Agent”, and collectively, the “Documentation Agents”), and (v) JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agents and the Administrative Agent are parties to the Credit Agreement; and
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein; and
WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:
SECTION 1.Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Amendment to the Credit Agreement. Clause (g) of the definition of “Consolidated EBITDA” is hereby amended by adding after the phrase “$2,000,000,000 after the Closing Date” therein the phrase “(excluding any amounts (not to exceed in the aggregate $300,000,000) paid after the Closing Date pursuant to the February 13, 2015 settlement agreement with Johnson & Johnson and the other parties thereto relating to certain litigation among Johnson & Johnson, Guidant Corporation, the Borrower, and Abbott Laboratories)”.
SECTION 3.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment and (b) all fees and expenses payable to the Administrative Agent, the other agents and any Lender shall have been paid.
SECTION 4.    Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

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(a)    Corporate Power; Authorization; Enforceable Obligations.
(i)    The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.
(ii)    No consent or authorization of, filing with (other than the Borrower’s public filing of the Amendment on Form 8-K, if applicable), or notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, to which the Borrower is party.
(iii)    This Amendment has been duly executed and delivered on behalf of the Borrower.
(iv)    This Amendment and each Loan Document, as amended by this Amendment, to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, examination, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(b)    Representations and Warranties. The representations and warranties (except for those made in subsections 6.13 and 6.14 of the Credit Agreement) made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.
SECTION 5.    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.
SECTION 6.    No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.
SECTION 7.    Governing Law; Counterparts.
(a)    This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The provisions of subsections 13.11, 13.12 and 13.17 of the Credit Agreement are incorporated herein, mutatis mutandis.

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(b)    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 8.    Miscellaneous.
(a)    Upon and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
BOSTON SCIENTIFIC CORPORATION

By: /s/ Robert Castagna
Name: Robert Castagna
Title: VP and Treasurer

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and as a Lender

By: /s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Brian J. Walsh
Name: Brian J. Walsh
Title: Vice President

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

Barclays Bank PLC.,
as a Lender

By: /s/ Daniel Hunter
Name: Daniel Hunter
Title: Assistant Vice President

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

BNP Paribas,
as a Lender

By: /s/ Christopher Sked
Name: Christopher Sked
Title: Managing Director

By: /s/ Ade Adedeji
Name: Ade Adedeji
Title: Vice President

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

CITIBANK, N.A.,
as a Lender

By: /s/ Marni McManus
Name: Marni McManus
Title: Vice President

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Ming K. Chu Name: Ming K. Chu
Title: Vice President

By: /s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

ROYAL BANK OF CANANDA,
as a Lender

By: /s/ Steven Bachman
Name: Steven Bachman
Title: Authorized Signatory

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

Sumitomo Mitsui Banking Corporation,
as a Lender

By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

HSBC Bank USA, N.A,
as a Lender

By: /s/ Robert Moravec
Name: Robert Moravec
Title: Vice President

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

INTESA SANPAOLO S.p.A – New York Branch,
as a Lender

By: /s/ William S. Denton
Name: William S. Denton
Title: Global Relationship Manager

By: /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: F.V.P. & Head of Credit

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

Santander Bank, N.A.,
as a Lender

By: /s/ Thomas Bruscino
Name: Thomas Bruscino
Title: Managing Director

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

Standard Chartered Bank,
as a Lender

By: /s/ Pramita Saha
Name: Pramita Saha
Title: Executive Director

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

U.S. Bank National Association,
as a Lender

By: /s/ Michael West
Name: Michael West
Title: Vice President

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

Wells Fargo Bank N.A.,
as a Lender

By: /s/ Matthew Olson
Name: Matthew Olson
Title: Director

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

The Bank of Nova Scotia,
as a Lender

By: /s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Execution Head & Director

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

DNB Capital LLC,
as a Lender

By: /s/ Geshu Sugandh
Name: Geshu Sugandh
Title: First Vice President

By: /s/ Bjorn E. Hammerstad
Name: Bjorn E. Hammerstad
Title: Senior Vice President

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

Danske Bank A/S,
as a Lender

By: /s/ Jorgen Linnet
Name: Jorgen Linnet
Title: Chief Loan Manager

By: /s/ Gert Carstens
Name: Gert Carstens
Title: Senior Loan Manager

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific

Allied Irish Banks p.l.c.,
as a Lender

By: /s/ Caroline Carney
Name: Caroline Carney
Title: Relationship Manager

By: /s/ Conor Brogan
Name: Conor Brogan
Title: Relationship Manager

Signature Page to First Amendment to Revolving Credit Agreement, dated as of April 10, 2015, for Boston Scientific